                                                                     EXHIBIT 99


Wells Fargo & Company's financial results for the quarter ended September 30,
2000


     Wells Fargo & Company reported net income of $1,070 million for the third quarter of 2000, compared with $962 million for the third quarter of 1999. Net income for the first nine months of 2000 was $3,119 million, compared with $2,777 million in the same period a year ago. Diluted cash earnings per common share were $.74 for the third quarter of 2000, up 14 percent from the $.65 per share reported in the third quarter of 1999, and a record $2.16 for the first nine months of 2000, up 14 percent from the $1.89 per share for the same period of 1999. Cash earnings are earnings before the amortization of goodwill and nonqualifying core deposit intangible. Cash return on average assets (ROA) was 2.17 percent for the third quarter of 2000 and 2.22 percent for the first nine months of 2000, compared with 2.24 percent and 2.22 percent for the same periods a year ago. Cash return on average common equity (ROE) was 35.77 percent for the third quarter of 2000 and 35.67 percent for the first nine months of 2000, compared with 34.33 percent and 34.04 percent for the same periods of 1999.

     Diluted earnings per common share were $.64 for the third quarter of 2000, up 12 percent from the $.57 reported for the third quarter of 1999, and $1.89 for the first nine months of 2000, up 15 percent from $1.65 for the same period of 1999. ROA was 1.81 percent for the third quarter of 2000 and
1.86 percent for the first nine months of 2000, compared with 1.88 percent for the third quarter of 1999 and 1.85 percent for the first nine months of 1999. ROE was 18.37 percent for the third quarter of 2000, and 18.54 percent for the first nine months of 2000, compared with 17.97 percent and 17.60 percent for the same periods a year ago.

     "We remain confident that, on an originally reported basis (excluding the effect of pooling accounting treatment for the merger with First Security Corporation on historical results), we will meet our cash EPS target of $2.91 for this year, despite incurring over $600 million in expenses in 2000 above what we had anticipated at the time of the Wells Fargo/Norwest merger," said President and CEO Dick Kovacevich. "These incremental expenses include higher Internet investment and conversion costs from additional acquisitions. The First Security merger was recently approved by the Federal Reserve and we expect to close it by the end of October."

     Net interest income on a taxable-equivalent basis was $2,596 million in the third quarter of 2000, up 8 percent, compared with $2,399 million for the third quarter of 1999. Net interest income was $7,536 million in the first nine months of 2000, up 8 percent, compared with $7,007 million for the same period a year ago. The net interest margin was 5.46 percent for the third quarter of 2000 and 5.52 percent for the first nine months of 2000, compared with 5.74 percent and 5.68 percent for the same periods of 1999.

     Noninterest income was $2,189 million in the third quarter of 2000, up 21 percent, and $6,192 million in the first nine months of 2000, up 16 percent, compared with $1,809 million and $5,350 million in the same periods of 1999. The increase in the third quarter of 2000 was largely due to increases in net venture capital gains of $373 million and trust and investment fee revenue of $58 million, partially offset by an increase in net losses of $177 million on securities in the available for sale portfolio.

     Noninterest expense was $2,694 million in the third quarter of 2000 and $7,798 million in the first nine months of 2000, compared with $2,418 million and $7,124 million in the same periods a year ago. The cash efficiency ratio was 52.9 percent for the third quarter of 2000, compared with 54.1 percent for the same quarter of 1999. For the first nine months of 2000, the cash efficiency ratio was 53.4 percent, compared with 54.2 percent for the same period a year ago. The efficiency ratio was 56.5 percent for the third quarter of 2000 and 57.0 percent for the first nine months of 2000, compared with 57.7 percent and 57.9 percent for the same periods of 1999.

     The effective tax rate was 40 percent for the third quarter of 2000, compared with 37 percent for the third quarter of 1999. The increase in the quarterly effective tax rate was primarily due to the accrual of deferred taxes of $36 million on undistributed earnings of a foreign subsidiary that the Company intends to repatriate.

     The provision for loan losses was $288 million for the third quarter of 2000 and $240 million for third quarter of 1999. Net charge-offs totaled $267 million, or .78 percent of average loans (annualized), in the third quarter of 2000, compared with $241 million, or .85 percent of average loans (annualized), for the third quarter of 1999. For the nine months ended September 30, 2000, the loan loss provision was $803 million and net charge-offs totaled $767 million, or .80 percent of average loans (annualized), compared with a loan loss provision of $770 million and net charge-offs of $775 million, or .94 percent of average loans (annualized), for the same period of 1999.

     At September 30, 2000, the allowance for loan losses of $3,417 million was 2.42 percent of total loans, compared with 2.65 percent at December 31, 1999 and 2.76 percent at September 30, 1999. Total nonaccrual and restructured loans were $902 million at September 30, 2000, compared with $669 million at December 31, 1999 and $698 million at September 30, 1999.

     On October 10, 2000, Wells Fargo received approval from the Federal Reserve Board for the merger of Wells Fargo and First Security Corporation, which is expected to close by the end of October. The merger will be accounted for as a pooling of interests. Because the merger will occur after September 30, 2000, this news release does not include the results of First Security Corporation for the periods presented.


     WELLS FARGO & COMPANY IS A DIVERSIFIED FINANCIAL SERVICES COMPANY WITH $241 BILLION IN ASSETS, PROVIDING BANKING, INSURANCE, INVESTMENTS, MORTGAGE AND CONSUMER FINANCE FROM ABOUT 5,400 STORES AND THE INTERNET
(wellsfargo.com) ACROSS NORTH AMERICA AND ELSEWHERE INTERNATIONALLY.

---------------
The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This discussion of financial results may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors--many of which are beyond the Company's control--could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended June 30, 2000 and Form 10-K for the year ended December 31, 1999, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Gramm-Leach-Bliley Act of 1999, the combination of the former Norwest Corporation and the former Wells Fargo & Company, and other mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA


---------------------------------------------------------------------------------------------------------------------------
                                                                    Quarter                           Nine months
                                                             ended Sept. 30,       %                ended Sept. 30,       %
                                                      ---------------------                 ----------------------
(in millions, except per share amounts)                   2000         1999   Change             2000         1999   Change
---------------------------------------------------------------------------------------------------------------------------


FOR THE PERIOD
Net income                                            $  1,070     $    962       11%        $  3,119     $   2,777      12  %
Net income applicable to common stock                    1,066          953       12            3,106         2,751      13

Earnings per common share                             $    .65     $    .58       12         $   1.91     $    1.67      14
Diluted earnings per common share                          .64          .57       12             1.89          1.65      15

Dividends declared per common share                        .22          .20       10              .66          .585      13

Average common shares outstanding                      1,637.7      1,648.6       (1)         1,626.0       1,649.0      (1)
Diluted common shares outstanding                      1,657.0      1,667.1       (1)         1,642.9       1,667.9      (1)

Profitability ratios (annualized)

   Net income to average total assets (ROA)               1.81%        1.88%      (4)            1.86%         1.85%      1
   Net income applicable to common stock to
     average common stockholders' equity (ROE)           18.37        17.97        2            18.54         17.60       5

Total revenue                                         $  4,770     $  4,191       14         $ 13,683     $  12,309      11

Efficiency ratio (1)                                      56.5%        57.7%      (2)            57.0%         57.9%     (2)

Average loans                                         $136,826     $112,262       22         $128,364     $ 109,714      17
Average assets                                         235,042      202,972       16          224,129       200,694      12
Average core deposits                                  135,713      126,759        7          131,430       127,481       3

Net interest margin                                       5.46%        5.74%      (5)            5.52%         5.68%     (3)

NET INCOME AND RATIOS EXCLUDING
   GOODWILL AND NONQUALIFYING CORE DEPOSIT
   INTANGIBLE AMORTIZATION AND BALANCES
   ("CASH") (2)

Net income applicable to common stock                 $  1,223     $  1,087       13         $  3,552     $   3,149      13
   Earnings per common share                               .75          .66       14             2.18          1.91      14
   Diluted earnings per common share                       .74          .65       14             2.16          1.89      14
ROA                                                       2.17%        2.24%      (3)            2.22%         2.22%     --
ROE                                                      35.77        34.33        4            35.67         34.04       5
Efficiency ratio                                          52.9         54.1       (2)            53.4          54.2      (1)

AT PERIOD END
Securities available for sale                         $ 35,703     $ 36,906       (3)        $ 35,703     $  36,906      (3)
Loans                                                  141,377      114,709       23          141,377       114,709      23
Allowance for loan losses                                3,417        3,167        8            3,417         3,167       8
Goodwill                                                 8,899        7,620       17            8,899         7,620      17
Assets                                                 241,119      207,060       16          241,119       207,060      16
Core deposits                                          137,692      125,160       10          137,692       125,160      10
Common stockholders' equity                             24,927       21,722       15           24,927        21,722      15
Stockholders' equity                                    25,192       22,182       14           25,192        22,182      14

Capital ratios
   Common stockholders' equity to assets                 10.34%       10.49%      (1)           10.34%        10.49%     (1)
   Stockholders' equity to assets                        10.45        10.71       (2)           10.45         10.71      (2)
   Risk-based capital (3)
     Tier 1 capital                                       7.25         8.71      (17)             7.25         8.71     (17)
     Total capital                                       11.20        11.30       (1)            11.20        11.30      (1)
   Leverage (3)                                           6.35         7.22      (12)             6.35         7.22     (12)

Book value per common share                           $  15.20     $  13.17       15         $  15.20     $   13.17      15

Staff (active, full-time equivalent)                    97,456       89,528        9           97,456        89,528       9

COMMON STOCK PRICE
High                                                  $  47.13     $  45.31        4         $  47.75     $   45.31       5
Low                                                      38.73        36.44        6            31.00         32.13      (4)
Period end                                               45.94        39.63       16            45.94         39.63      16

-------------------------------------------------------------------------------------------------------------------


(1) The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(2) Nonqualifying core deposit intangible (CDI) amortization and average balance excluded from these calculations are, with the exception of the efficiency and ROA ratios, net of applicable taxes. The pretax amount for the average balance of nonqualifying CDI was $1,143 million for the quarter ended September 30, 2000 and $1,178 million for the nine months ended September 30, 2000. The after-tax amounts for the amortization and average balance of nonqualifying CDI were $26 million and $708 million, respectively, for the quarter ended September 30, 2000 and $78 million and $730 million, respectively, for the nine months ended September 30, 2000. Goodwill amortization and average balance (which are not tax effected) were $132 million and $8,768 million, respectively, for the quarter ended September 30, 2000 and $369 million and $8,340 million, respectively, for the nine months ended September 30, 2000.
(3) The September 30, 2000 ratios are preliminary.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME


---------------------------------------------------------------------------------------------------------------------------
                                                                    Quarter                             Nine months
                                                             ended Sept. 30,       %                 ended Sept. 30,      %
                                                      ---------------------                 -----------------------
(in millions, except per share amounts)                   2000         1999   Change             2000          1999  Change
---------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Securities available for sale                        $     580     $    586       (1)%        $ 1,798      $  1,612      12%
Mortgages held for sale                                    224          198       13              566           671     (16)
Loans held for sale                                         92           80       15              318           280      14
Loans                                                    3,462        2,725       27            9,593         7,912      21
Other interest income                                       91           52       75              245           150      63
                                                     ---------     --------                   -------      --------
     Total interest income                               4,449        3,641       22           12,520        10,625      18
                                                     ---------     --------                   -------      --------

INTEREST EXPENSE
Deposits                                                   970          679       43            2,600         2,075      25
Short-term borrowings                                      404          226       79            1,128           635      78
Long-term debt                                             479          338       42            1,255           911      38
Guaranteed preferred beneficial interests
   in Company's subordinated debentures                     15           16       (6)              46            45       2
                                                     ---------     --------                   -------      --------
     Total interest expense                              1,868        1,259       48            5,029         3,666      37
                                                     ---------     --------                   -------      --------

NET INTEREST INCOME                                      2,581        2,382        8            7,491         6,959       8
Provision for loan losses                                  288          240       20              803           770       4
                                                     ---------     --------                   -------      --------
Net interest income after
   provision for loan losses                             2,293        2,142        7            6,688         6,189       8
                                                     ---------     --------                   -------      --------

NONINTEREST INCOME
Service charges on deposit accounts                        413          385        7            1,201         1,096      10
Trust and investment fees                                  375          317       18            1,095           932      17
Credit card fees                                           146          138        6              395           395      --
Other fees                                                 321          258       24              884           763      16
Mortgage banking                                           314          318       (1)             924           969      (5)
Insurance                                                   76           95      (20)             282           299      (6)
Net venture capital gains                                  535          162      230            1,740           287     506
Net (losses) gains on securities available for sale       (179)          (2)      --             (820)           19      --
Other                                                      188          138       36              491           590     (17)
                                                     ---------     --------                   -------      --------
     Total noninterest income                            2,189        1,809       21            6,192         5,350      16
                                                     ---------     --------                   -------      --------

NONINTEREST EXPENSE
Salaries                                                   869          776       12            2,525         2,251      12
Incentive compensation                                     177          124       43              467           393      19
Employee benefits                                          216          208        4              673           624       8
Equipment                                                  193          193       --              575           566       2
Net occupancy                                              222          205        8              666           576      16
Goodwill                                                   132          106       25              369           314      18
Core deposit intangible                                     44           49      (10)             136           151     (10)
Net (gains) losses on dispositions of premises
   and equipment                                           (30)           6       --              (78)          (5)      --
Other                                                      871          751       16            2,465         2,254       9
                                                     ---------     --------                   -------      --------
     Total noninterest expense                           2,694        2,418       11            7,798         7,124       9
                                                     ---------     --------                   -------      --------

INCOME BEFORE INCOME TAX EXPENSE                         1,788        1,533       17            5,082         4,415      15
Income tax expense                                         718          571       26            1,963         1,638      20
                                                     ---------     --------                   -------      --------

NET INCOME                                           $   1,070     $    962       11%         $ 3,119      $  2,777      12  %
                                                     =========     ========                   =======      ========
NET INCOME APPLICABLE TO
   COMMON STOCK                                      $   1,066     $    953       12%         $ 3,106      $  2,751      13  %
                                                     =========     ========                   =======      ========

EARNINGS PER COMMON SHARE                            $     .65     $    .58       12%         $  1.91      $   1.67      14  %
                                                     =========     ========                   =======      ========

DILUTED EARNINGS PER COMMON SHARE                    $     .64     $    .57       12%         $  1.89      $   1.65      15  %
                                                     =========     ========                   =======      ========

DIVIDENDS DECLARED PER COMMON SHARE                  $     .22     $    .20       10%         $   .66      $   .585      13  %
                                                     =========     ========                   =======      ========

Average common shares outstanding                      1,637.7      1,648.6       (1)%        1,626.0       1,649.0      (1) %
                                                     =========     ========                   =======      ========

Diluted average common shares outstanding              1,657.0      1,667.1       (1)%        1,642.9       1,667.9      (1) %
                                                     =========     ========                   =======      ========

------------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET


---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   % Change
                                                                                                        Sept. 30, 2000 from
                                                                                                        -------------------
                                                                Sept. 30,      Dec. 31,    Sept. 30,     Dec. 31,  Sept. 30,
(in millions, except shares)                                        2000          1999         1999         1999       1999
---------------------------------------------------------------------------------------------------------------------------


ASSETS
Cash and due from banks                                         $  14,051    $  13,250    $  12,011            6  %      17%
Federal funds sold and securities
   purchased under resale agreements                                2,153        1,554        1,556           39         38
Securities available for sale                                      35,703       38,518       36,906           (7)        (3)
Mortgages held for sale                                            10,606       11,707        9,850           (9)         8
Loans held for sale                                                 4,294        4,975        4,661          (14)        (8)

Loans                                                             141,377      119,464      114,709           18         23
Allowance for loan losses                                           3,417        3,170        3,167            8          8
                                                                ---------    ---------    ---------
     Net loans                                                    137,960      116,294      111,542           19         24
                                                                ---------    ---------    ---------

Mortgage servicing rights                                           5,522        4,483        4,341           23         27
Premises and equipment, net                                         3,024        2,985        3,124            1         (3)
Core deposit intangible                                             1,197        1,286        1,334           (7)       (10)
Goodwill                                                            8,899        7,702        7,620           16         17
Interest receivable and other assets                               17,710       15,348       14,115           15         25
                                                                ---------    ---------    ---------

     Total assets                                               $ 241,119    $ 218,102    $ 207,060           11  %      16%
                                                                =========    =========    =========         ====       ====

LIABILITIES
Noninterest-bearing deposits                                    $  48,741    $  42,916    $  41,872           14  %      16%
Interest-bearing deposits                                         102,228       89,792       89,685           14         14
                                                                ---------    ---------    ---------
     Total deposits                                               150,969      132,708      131,557           14         15
Short-term borrowings                                              22,476       27,995       19,248          (20)        17
Accrued expenses and other liabilities                             12,445       11,108        8,377           12         49
Long-term debt                                                     29,252       23,375       24,911           25         17
Guaranteed preferred beneficial interests
   in Company's subordinated debentures                               785          785          785           --         --

STOCKHOLDERS' EQUITY
Preferred stock                                                       408          344          560           19        (27)
Unearned ESOP shares                                                 (143)         (73)        (100)          96         43
                                                                ---------    ---------    ---------
     Total preferred stock                                            265          271          460           (2)       (42)
Common stock - $1-2/3 par value,
   authorized 4,000,000,000  shares;
   issued 1,666,095,265 shares                                      2,777        2,777        2,777           --         --
Additional paid-in capital                                          8,856        8,786        8,769            1          1
Retained earnings                                                  12,828       11,196       10,625           15         21
Cumulative other comprehensive income                               1,709          892          242           92        606
Note receivable from ESOP                                              (1)          (1)          (1)          --         --
Treasury stock - 26,684,920 shares,
   39,245,724 shares and 16,331,628 shares                         (1,242)      (1,790)        (690)         (31)        80
                                                                ---------    ---------    ---------
   Total stockholders' equity                                      25,192       22,131       22,182           14         14
                                                                ---------    ---------    ---------
     Total liabilities and stockholders' equity                 $ 241,119    $ 218,102    $ 207,060           11  %      16%
                                                                =========    =========    =========         ====       ====

-------------------------------------------------------------------------------------------------------------------


Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY

-------------------------------------------------------------------------------------------------------------------
                                                                                         Nine months ended Sept. 30,
                                                                                         --------------------------
(in millions)                                                                                2000              1999
-------------------------------------------------------------------------------------------------------------------


BALANCE, BEGINNING OF PERIOD                                                           $   22,131         $  20,759
Net income                                                                                  3,119             2,777
Other comprehensive income (loss), net of tax:
    Change in foreign currency translation adjustments                                         (2)                3
    Change in investment securities valuation allowance                                       819              (224)
Common stock issued                                                                           357               521
Common stock issued for acquisitions                                                        2,650                67
Common stock repurchased                                                                   (2,889)             (777)
Preferred stock released to ESOP                                                              104                60
Preferred stock repurchased                                                                    (1)               --
Common stock dividends                                                                     (1,076)             (964)
Preferred stock dividends                                                                     (13)              (26)
Cash payments received on notes receivable from ESOP                                           --                 2
Change in Rabbi trust assets (classified as treasury stock)                                    (7)              (16)
                                                                                       ----------         ---------
BALANCE, END OF PERIOD                                                                 $   25,192         $  22,182
                                                                                       ==========         =========

-------------------------------------------------------------------------------------------------------------------


LOANS
-------------------------------------------------------------------------------------------------------------------
                                                                     Sept. 30,            Dec. 31,         Sept. 30,
(in millions)                                                            2000                1999              1999
-------------------------------------------------------------------------------------------------------------------

Commercial                                                         $   44,204          $   38,688        $   37,222
Real estate 1-4 family first mortgage                                  18,392              12,398            12,375
Other real estate mortgage                                             21,484              19,178            17,653
Real estate construction                                                5,867               4,711             4,381
Consumer:
    Real estate 1-4 family junior lien mortgage                        16,305              12,938            12,171
    Credit card                                                         5,903               5,472             5,347
    Other revolving credit and monthly payment                         19,680              16,656            16,709
                                                                   ----------          ----------        ----------
      Total consumer                                                   41,888              35,066            34,227
Lease financing                                                         7,951               7,850             7,292
Foreign                                                                 1,591               1,573             1,559
                                                                   ----------          ----------        ----------

      Total loans (net of unearned discount)                       $  141,377          $  119,464        $  114,709
                                                                   ==========          ==========        ==========

-------------------------------------------------------------------------------------------------------------------

                                                       -8-

Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
---------------------------------------------------------------------------------------------------------------------------
                                                                                    Quarter ended         Nine months ended
                                                              -----------------------------------     ---------------------
                                                               Sept. 30,     June 30,    Sept. 30,    Sept. 30,    Sept. 30,
(in millions)                                                      2000         2000         1999         2000         1999
---------------------------------------------------------------------------------------------------------------------------


BALANCE, BEGINNING OF PERIOD                                    $ 3,349       $3,237       $3,165       $3,170     $  3,134

Allowance related to business combinations, net                      47           98            3          211           38

Provision for loan losses                                           288          260          240          803          770

Loan charge-offs:

   Commercial                                                       (93)         (89)         (93)        (283)        (285)
   Real estate 1-4 family first mortgage                             (4)          --           (3)         (10)         (22)
   Other real estate mortgage                                        (9)         (13)          (8)         (25)         (20)
   Real estate construction                                          (1)          (3)          --           (5)          (1)
   Consumer:

     Real estate 1-4 family junior lien mortgage                     (6)          (6)          (7)         (23)         (22)
     Credit card                                                    (86)         (84)         (93)        (252)        (299)
     Other revolving credit and monthly payment                    (130)        (120)        (122)        (381)        (358)
                                                                -------       ------       ------       ------       ------
       Total consumer                                              (222)        (210)        (222)        (656)        (679)
   Lease financing                                                   (9)          (9)          (9)         (31)         (30)
   Foreign                                                          (20)         (21)         (18)         (65)         (57)
                                                                -------       ------       ------       ------       ------
         Total loan charge-offs                                    (358)        (345)        (353)      (1,075)      (1,094)
                                                                -------       ------       ------       ------       ------

Loan recoveries:
   Commercial                                                        17           19           25           68           61
   Real estate 1-4 family first mortgage                              1            1            3            3            6
   Other real estate mortgage                                         3            4            4           10           33
   Real estate construction                                           1            1           --            3            4
   Consumer:
     Real estate 1-4 family junior lien mortgage                      2            4            3           10           10
     Credit card                                                      9            9           10           27           36
     Other revolving credit and monthly payment                      49           54           60          152          149
                                                                -------       ------       ------       ------       ------
       Total consumer                                                60           67           73          189          195
   Lease financing                                                    3            3            3            9            9
   Foreign                                                            6            4            4           26           11
                                                                -------       ------       ------       ------       ------
         Total loan recoveries                                       91           99          112          308          319
                                                                -------       ------       ------       ------       ------
           Total net loan charge-offs                              (267)        (246)        (241)        (767)        (775)
                                                                -------       ------       ------       ------       ------
BALANCE, END OF PERIOD                                          $ 3,417       $3,349       $3,167       $3,417       $3,167
                                                                =======       ======       ======       ======       ======

Total net loan charge-offs as a percentage
   of average total loans (annualized)                              .78%         .78%         .85%         .80%         .94%
                                                                =======       ======       ======       ======       ======

Allowance as a percentage of total loans                           2.42%        2.48%        2.76%        2.42%        2.76%
                                                                =======       ======       ======       ======       ======

------------------------------------------------------------------------------------------------------------------------------



Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS
-------------------------------------------------------------------------------------------------------------------
                                                                   Sept. 30,            Dec. 31,           Sept. 30,
(in millions)                                                          2000                1999                1999
-------------------------------------------------------------------------------------------------------------------


Nonaccrual loans:
    Commercial                                                     $    554              $  344              $  360
    Real estate 1-4 family first mortgage                               113                 127                 148
    Other real estate mortgage                                          114                 112                 108
    Real estate construction                                             14                   7                  10
    Consumer:
      Real estate 1-4 family junior lien mortgage                        12                  17                  14
      Other revolving credit and monthly payment                         35                  27                  26
                                                                   --------              ------              ------
        Total consumer                                                   47                  44                  40
    Lease financing                                                      50                  22                  23
    Foreign                                                               8                   9                   8
                                                                   --------              ------              ------
      Total nonaccrual loans                                            900                 665                 697
Restructured loans                                                        2                   4                   1
                                                                   --------              ------              ------
Nonaccrual and restructured loans                                       902                 669                 698
As a percentage of total loans                                           .6%                 .6%                 .6%

Foreclosed assets                                                       126                 153                 161
Real estate investments (1)                                              28                  33                  34
                                                                   --------              ------              ------
Total nonaccrual and restructured loans
    and other assets                                               $  1,056              $  855              $  893
                                                                   ========              ======              ======
-------------------------------------------------------------------------------------------------------------------


(1) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were recorded as loans. Real estate investments totaled $72 million, $89 million and $108 million at September 30, 2000, December 31, 1999 and September 30, 1999, respectively.

Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                      Quarter ended Sept. 30,      %     Nine months ended Sept. 30,      %
                                                     -----------------------            ---------------------------
(in millions)                                             2000         1999   Change             2000          1999  Change
---------------------------------------------------------------------------------------------------------------------------


Service charges on deposit accounts                    $   413       $  385        7%          $1,201       $ 1,096      10%
Trust and investment fees:
  Asset management and custody fees                        177          157       13              513           461      11
  Mutual fund and annuity sales fees                       173          137       26              501           395      27
  All other                                                 25           23        9               81            76       7
                                                       -------       ------                    ------       -------
     Total trust and investment fees                       375          317       18            1,095           932      17
Credit card fees                                           146          138        6              395           395      --
Other fees:
  Cash network fees                                         78           73        7              226           201      12
  Charges and fees on loans                                 92           78       18              252           241       5
  All other                                                151          107       41              406           321      26
                                                       -------       ------                    ------       -------
     Total other fees                                      321          258       24              884           763      16
Mortgage banking:
  Origination and other closing fees                        94          101       (7)             242           330     (27)
  Servicing fees, net of amortization                      171          176       (3)             492           231     113
  Net gains (losses) on sales of mortgages                   2          (16)      --               41           228     (82)
  All other                                                 47           57      (18)             149           180     (17)
                                                       -------       ------                    ------       -------
     Total mortgage banking                                314          318       (1)             924           969      (5)
Insurance                                                   76           95      (20)             282           299      (6)
Net venture capital gains                                  535          162      230            1,740           287     506
Net (losses) gains on securities available for sale       (179)          (2)      --             (820)           19      --
Income from equity investments accounted for by the:
   Cost method                                              18           35      (49)             145            99      46
   Equity method                                            13           18      (28)              91            59      54
Net gains on sales of loans                                  1            6      (83)               6            32     (81)
Net gains on dispositions of operations                      2           --       --                8           102     (92)
All other                                                  154           79       95              241           298     (19)
                                                       -------       ------                    ------       -------

     Total                                             $ 2,189       $1,809       21%          $6,192       $ 5,350      16%
                                                       =======       ======     ====           ======       =======    ====


-------------------------------------------------------------------------------------------------------------------

NONINTEREST EXPENSE

-------------------------------------------------------------------------------------------------------------------
                                                      Quarter ended Sept. 30,      %     Nine months ended Sept. 30,      %
                                                     -----------------------             --------------------------
(in millions)                                             2000         1999   Change             2000          1999  Change
------------ --------------------------------------------------------------------------------------------------------------


Salaries                                               $   869       $  776       12%          $2,525       $ 2,251      12%
Incentive compensation                                     177          124       43              467           393      19
Employee benefits                                          216          208        4              673           624       8
Equipment                                                  193          193       --              575           566       2
Net occupancy                                              222          205        8              666           576      16
Goodwill                                                   132          106       25              369           314      18
Core deposit intangible:
  Nonqualifying (1)                                         41           44       (7)             125           135      (7)
  Qualifying                                                 3            5      (40)              11            16     (31)
Net (gains) losses on dispositions of premises
  and equipment                                            (30)           6       --              (78)          (5)      --
Contract services                                          132          119       11              360           320      13
Outside professional services                              114           83       37              288           243      19
Outside data processing                                     78           69       13              219           207       6
Telecommunications                                          71           66        8              206           191       8
Travel and entertainment                                    66           58       14              189           173       9
Advertising and promotion                                   80           54       48              210           160      31
Postage                                                     59           54        9              176           169       4
Stationery and supplies                                     50           44       14              149           122      22
Insurance                                                   30           41      (27)             126           127      (1)
Operating losses                                            46           25       84              111            91      22
Security                                                    22           22       --               66            64       3
All other                                                  123          116        6              365           387      (6)
                                                    ----------     --------                ----------     ---------

     Total                                             $ 2,694       $2,418       11%          $7,798       $ 7,124       9%
                                                       =======       ======     ====           ======       =======    ====

-----------------------------------------------------------------------------------------------------------------------------

(1) Represents amortization of core deposit intangible acquired after February 1992 that is subtracted from stockholders' equity in computing regulatory capital for bank holding companies.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)(2)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Quarter ended September 30,
                                                             ---------------------------------------------------------------------
                                                                                       2000                                   1999
                                                             ------------------------------      ---------------------------------
                                                                                   INTEREST                               Interest
                                                             AVERAGE    YIELDS/     INCOME/      Average        Yields/     income/
(in millions)                                                BALANCE     RATES     EXPENSE       balance        rates      expense
----------------------------------------------------------------------------------------------------------------------------------


EARNING ASSETS
Federal funds sold and securities purchased
   under resale agreements                                   $  2,710      6.19%     $   42       $ 1,327        5.13%       $17
Debt securities available for sale (3):
 Securities of U.S. Treasury and federal agencies               2,347      6.50          38         5,915        5.47         85
 Securities of U.S. states and political subdivisions           1,792      8.02          37         1,848        8.31         38
  Mortgage-backed securities:
    Federal agencies                                           22,634      7.39         420        20,840        7.11        374
    Private collateralized mortgage obligations                 1,815      7.59          35         3,003        6.89         53
                                                             --------                ------       -------                 ------
      Total mortgage-backed securities                         24,449      7.40         455        23,843        7.08        427
  Other debt securities (4)                                     5,349      8.06          63         3,296        7.76         50
                                                             --------                ------       -------                 ------
        Total debt securities available for sale (4)           33,937      7.44         593        34,902        6.91        600
Loans held for sale (3)                                         4,115      8.84          92         4,381        7.24         80
Mortgages held for sale (3)                                    11,116      7.99         224        10,711        7.33        198
Loans:
 Commercial                                                    43,104      9.57       1,037        36,011        8.88        806
 Real estate 1-4 family first mortgage                         16,662      7.86         328        12,236        7.69        236
 Other real estate mortgage                                    21,194      9.02         480        17,243        8.73        379
 Real estate construction                                       5,676      9.89         141         4,189        9.38         99
 Consumer:
    Real estate 1-4 family junior lien mortgage                15,757     10.43         412        11,817        9.94        294
    Credit card                                                 5,836     14.72         215         5,323       13.95        187
    Other revolving credit and monthly payment                 19,397     12.67         615        16,848       12.06        509
                                                             --------                ------       -------                 ------
      Total consumer                                           40,990     12.10       1,242        33,988       11.62        990
 Lease financing                                                7,577      7.96         151         7,070        7.76        137
 Foreign                                                        1,623     21.06          85         1,525       20.88         80
                                                             --------                ------       -------                 ------
          Total loans (5)                                     136,826     10.10       3,464       112,262        9.67      2,727
 Other                                                          3,009      6.47          49         3,067        4.68         36
                                                             --------                ------       -------                 ------
        Total earning assets                                 $191,713      9.38       4,464      $166,650        8.75      3,658
                                                             ========                ------      ========                 ------

FUNDING SOURCES
Deposits:
 Interest-bearing checking                                   $  2,907      2.10          16       $ 2,723         .92          6
 Market rate and other savings                                 59,497      2.89         431        56,339        2.23        317
 Savings certificates                                          26,073      5.47         359        25,262        4.66        297
 Other time deposits                                            4,242      5.91          63         3,276        4.86         40
 Deposits in foreign offices                                    6,134      6.53         101         1,552        4.86         19
                                                             --------                ------       -------                 ------
      Total interest-bearing deposits                          98,853      3.90         970        89,152        3.02        679
Short-term borrowings                                          24,983      6.44         404        17,649        5.09        226
Long-term debt                                                 27,739      6.90         479        23,112        5.85        339
Guaranteed preferred beneficial interests in Company's
 subordinated debentures                                          785      7.84          15           785        7.56         15
                                                             --------                ------       -------                 ------
        Total interest-bearing liabilities                    152,360      4.88       1,868       130,698        3.83      1,259
Portion of noninterest-bearing funding sources                 39,353        --          --        35,952          --         --
                                                             --------                ------       -------                 ------
        Total funding sources                                $191,713      3.92       1,868      $166,650        3.01      1,259
                                                             ========                ------       ========                ------
NET INTEREST MARGIN AND NET INTEREST INCOME ON
    A TAXABLE-EQUIVALENT BASIS (6)                                         5.46%     $2,596                      5.74%    $2,399
                                                                           ====      ======                      ====     ======

NONINTEREST-EARNING ASSETS
Cash and due from banks                                      $ 12,392                             $11,196
Goodwill                                                        8,768                               7,674
Other                                                          22,169                              17,452
                                                            ---------                             -------
          Total noninterest-earning assets                   $ 43,329                             $36,322
                                                            =========                             =======


NONINTEREST-BEARING FUNDING SOURCES
Deposits                                                     $ 47,236                             $42,435
Other liabilities                                              12,108                               8,337
Preferred stockholders' equity                                    264                                 460
Common stockholders' equity                                    23,074                              21,042
Noninterest-bearing funding sources used to
 fund earning assets                                          (39,353)                            (35,952)
                                                            ---------                             -------
          Net noninterest-bearing funding sources            $ 43,329                             $36,322
                                                            =========                             =======

TOTAL ASSETS                                                 $235,042                            $202,972
                                                            =========                            ========
-----------------------------------------------------------------------------------------------------------------


(1) The average prime rate of the Company was 9.50% and 8.10% for the quarters ended September 30, 2000 and 1999, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 6.62% and 5.44% for the same quarters, respectively.
(2) Interest rates and amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)  Yields are based on amortized cost balances.
(4)  Includes certain preferred securities.
(5) Nonaccrual loans and related income are included in their respective loan categories.
(6) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for all periods presented.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)(2)


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Nine months ended September 30,
                                                             ------------------------------------------------------------------
                                                                                      2000                                 1999
                                                             -----------------------------       ------------------------------
                                                                                  INTEREST                             Interest
                                                             AVERAGE    YIELDS/     INCOME/      Average      Yields/    income/
(in millions)                                                BALANCE     RATES     EXPENSE       Balance       Rates    Expense
-------------------------------------------------------------------------------------------------------------------------------


EARNING ASSETS
Federal funds sold and securities purchased
   under resale agreements                                  $  2,301      6.06%     $  104       $ 1,311        4.95%    $   49
  Debt securities available for sale (3):
  Securities of U.S. Treasury and federal agencies             2,980      6.03         140         5,608        5.43        233
  Securities of U.S. states and political subdivisions         1,826      8.01         111         1,797        8.36        108
  Mortgage-backed securities:
    Federal agencies                                          23,363      7.29       1,295        19,923        6.81      1,014
    Private collateralized mortgage obligations                1,965      7.55         115         3,156        6.82        162
                                                            --------                ------       -------                 ------
      Total mortgage-backed securities                        25,328      7.31       1,410        23,079        6.81      1,176
  Other debt securities (4)                                    5,087      7.71         176         2,906        7.65        136
                                                            --------                ------       -------                 ------
        Total debt securities available for sale (4)          35,221      7.27       1,837        33,390        6.71      1,653
Loans held for sale (3)                                        5,014      8.48         318         5,182        7.23        280
Mortgages held for sale (3)                                    9,447      7.91         566        12,774        6.97        671
Loans:
  Commercial                                                  41,298      9.40       2,905        35,512        8.66      2,302
  Real estate 1-4 family first mortgage                       14,502      7.78         846        12,134        8.44        767
  Other real estate mortgage                                  20,429      9.06       1,385        16,985        8.82      1,121
  Real estate construction                                     5,203      9.66         376         4,044        9.34        283
  Consumer:
    Real estate 1-4 family junior lien mortgage               14,535     10.34       1,126        11,336        9.07        770
    Credit card                                                5,450     14.32         585         5,402       13.77        558
    Other revolving credit and monthly payment                17,713     12.59       1,671        15,983       12.38      1,482
                                                            --------                ------       -------                 ------
      Total consumer                                          37,698     11.97       3,382        32,721       11.46      2,810
  Lease financing                                              7,624      7.82         447         6,813        7.81        399
  Foreign                                                      1,610     21.33         258         1,505       20.99        237
                                                            --------                ------       -------                 ------
          Total loans (5)                                    128,364      9.98       9,599       109,714        9.64      7,919
 Other                                                         3,096      6.05         141         2,636        5.17        101
                                                            --------                ------       -------                 ------
        Total earning assets                                $183,443      9.21      12,565      $165,007        8.66     10,673
                                                            ========                ------       ========                ------

FUNDING SOURCES
Deposits:
 Interest-bearing checking                                  $  3,034      1.75          39       $ 2,764         .89         18
 Market rate and other savings                                58,189      2.70       1,178        55,996        2.28        956
 Savings certificates                                         25,207      5.18         978        26,077        4.76        929
 Other time deposits                                           3,753      5.63         158         3,528        4.97        131
 Deposits in foreign offices                                   5,341      6.17         247         1,212        4.51         41
                                                            --------                ------       -------                 ------
      Total interest-bearing deposits                         95,524      3.64       2,600        89,577        3.10      2,075
Short-term borrowings                                         24,623      6.12       1,128        17,567        4.83        635
Long-term debt                                                25,192      6.64       1,255        20,903        5.81        912
Guaranteed preferred beneficial interests in Company's
subordinated debentures                                          785      7.78          46           785        7.54         44
                                                            --------                ------       -------                 ------
        Total interest-bearing liabilities                   146,124      4.59       5,029       128,832        3.80      3,666
Portion of noninterest-bearing funding sources                37,319        --          --        36,175          --         --
                                                            --------                ------       -------                 ------
        Total funding sources                               $183,443      3.69       5,029      $165,007        2.98      3,666
                                                            ========                ------       ========                ------
NET INTEREST MARGIN AND NET INTEREST INCOME ON
    A TAXABLE-EQUIVALENT BASIS (6)                                        5.52%     $7,536                      5.68%    $7,007
                                                                          ====      ======                      ====     ======

NONINTEREST-EARNING ASSETS
Cash and due from banks                                     $ 11,978                             $11,184
Goodwill                                                       8,340                               7,688
Other                                                         20,368                              16,815
                                                           ---------                             -------
          Total noninterest-earning assets                  $ 40,686                             $35,687
                                                           =========                             =======

NONINTEREST-BEARING FUNDING SOURCES
Deposits                                                    $ 45,000                             $42,644
Other liabilities                                             10,366                               7,866
Preferred stockholders' equity                                   266                                 460
Common stockholders' equity                                   22,373                              20,892
Noninterest-bearing funding sources used to
fund earning assets                                          (37,319)                            (36,175)
                                                           ---------                             -------
          Net noninterest-bearing funding sources           $ 40,686                             $35,687
                                                           =========                             =======

TOTAL ASSETS                                                $224,129                            $200,694
                                                           =========                             =======

----------------------------------------------------------------------------------------------------------------------------------


(1) The average prime rate of the Company was 9.15% and 7.87% for the nine months - ended September 30, 2000 and 1999, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 6.46% and 5.17% for the nine months ended September 30, 2000 and 1999, respectively.
(2) Interest rates and amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)  Yields are based on amortized cost balances.
(4)  Includes certain preferred securities.
(5) Nonaccrual loans and related income are included in their respective loan categories.
(6) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for all periods presented.